UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                   ---------

                         Franklin Mutual Recovery Fund
                         -----------------------------
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
               (Address of principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                               [GRAPHIC OMITTED]

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                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------

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ANNUAL REPORT AND SHAREHOLDER LETTER                               VALUE
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--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
      FRANKLIN
MUTUAL RECOVERY FUND                                   Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Mutual Recovery Fund .............................................    3

Performance Summary .......................................................    7

The Fund's Repurchase Offers ..............................................   11

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   25

Independent Auditors' Report ..............................................   35

Tax Designation ...........................................................   36

Board Members and Officers ................................................   37

Proxy Voting Policies and Procedures ......................................   41

--------------------------------------------------------------------------------


ANNUAL REPORT

FRANKLIN MUTUAL RECOVERY FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Mutual Recovery Fund seeks capital appreciation while maintaining a low correlation to U.S. equity markets by investing in bankruptcy and distressed companies, risk arbitrage and undervalued stocks. The Fund may take long and short positions.

We are pleased to bring you Franklin Mutual Recovery Fund's annual report for the 10 months since the Fund's inception on June 2, 2003, through March 31, 2004.

PERFORMANCE OVERVIEW

For the period under review, Franklin Mutual Recovery Fund - Advisor Class delivered a 19.76% cumulative total return. For comparison, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index posted a 2.06% cumulative total return from June 2, 2003, through March 31, 2004.(1) On November 3, 2003, the Fund launched Class A, B and C shares. The Fund's Class A shares delivered a 7.77% cumulative total return from inception on November 3, 2003, through March 31, 2004. You can find the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the reporting period, the U.S. economy strengthened. Driven by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S.-made goods and services in nearly 20 years. Annualized gross domestic product (GDP) surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. This trend continued in early 2004, and first quarter GDP increased an estimated annualized 4.2%. During the period, the U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited many U.S. companies and contributed to corporate profit improvements. Business and consumer sentiment rose in early 2004. Consumer spending, however, was constrained by slow wage growth and heavy indebtedness.

(1) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.

[SIDEBAR]

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 3/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Media                                                                       9.4%
--------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                                         7.3%
--------------------------------------------------------------------------------
Electric Utilities                                                          3.4%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.8%
--------------------------------------------------------------------------------
Metals & Mining                                                             2.7%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             2.5%
--------------------------------------------------------------------------------
Wireless Telecommunication Services                                         2.1%
--------------------------------------------------------------------------------
Commercial Banks                                                            2.0%
--------------------------------------------------------------------------------
Tobacco                                                                     1.9%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      1.1%
--------------------------------------------------------------------------------


                                                               Annual Report | 3

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth. Unemployment generally decreased during most of the reporting period, and monthly unemployment figures for November 2003 through March 2004 were below 6%. Inflation remained in check during the period, despite higher energy prices stemming from rising global demand, less supply from oil-producing countries and a lower U.S. dollar, which made imported oil more expensive in U.S.-dollar terms.

During the period, domestic equity markets continued a rally that began in March 2003. Data showing robust economic growth and improving corporate balance sheets seemed to increase investor confidence in the stock markets. The Standard & Poor's 500 Composite Index (S&P 500) rose 18.17% for the period under review, while the technology-heavy NASDAQ Composite Index gained 25.87%.(2) As economic data improved, some interest rates increased in fall 2003. However, lack of job creation sparked concerns about the strength of economic recovery, which contributed to an interest rate decline by the end of the period. For example, the 10-year Treasury note yielded 3.43% on June 2, 2003, reached a peak of 4.61% on September 2, 2003, then declined to 3.86% by March 31, 2004.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in bankrupt and distressed companies, risk arbitrage and undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find compelling situations. Our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

(2) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

[SIDEBAR]

TOP 10 HOLDINGS

3/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
NRG Energy Inc.                                                             5.6%
   MULTI-UTILITIES & UNREGULATED POWER, U.S.
--------------------------------------------------------------------------------
Adelphia Communications Corp.                                               5.1%
   DIVERSIFIED TELECOMMUNICATION SERVICES, U.S.
--------------------------------------------------------------------------------
Owens Corning Revolver                                                      4.7%
   CONSTRUCTION MATERIALS, U.S.
--------------------------------------------------------------------------------
HealthSouth Corp.                                                           4.6%
   HEALTH CARE PROVIDERS & SERVICES, U.S.
--------------------------------------------------------------------------------
NTL Inc.                                                                    4.1%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Eurotunnel PLC                                                              4.0%
   TRANSPORTATION INFRASTRUCTURE, U.K
--------------------------------------------------------------------------------
Hollinger Inc., common & preferred                                          3.2%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Allegheny Energy Inc.                                                       2.8%
   ELECTRIC UTILITIES, U.S.
--------------------------------------------------------------------------------
Kindred Healthcare Inc.                                                     2.8%
   HEALTH CARE PROVIDERS & SERVICES, U.S.
--------------------------------------------------------------------------------
Anglo American PLC                                                          2.7%
   METALS & MINING, U.K
--------------------------------------------------------------------------------


4 | Annual Report

MANAGER'S DISCUSSION

Post-reorganization securities represented an increasing percentage of assets during the reporting period as several of our holdings completed restructurings and moved into a new phase of their corporate existence. Significant post-reorganization positions included NTL, NRG Energy and AES Drax, each of which positively impacted Fund performance. At period-end, the Fund was approximately 80% invested, with about 51% of total net assets invested in positions classified as distressed, bankrupt or post-reorganization.

We found selected investment opportunities in the distressed sector during the reporting period. However, the volume of U.S.-based investment candidates has slowed considerably since 2002 and early 2003 when the spate of real and alleged corporate fraud and the difficulties in the telecommunications and power generation sectors resulted in a flood of distressed debt. Therefore, we turned our attention to Europe in 2004, where, consistent with our strategy, we believe a combination of softer economic conditions, the weaker U.S. dollar, and developing insolvency regulations may lead to an increasing flow of attractive investment candidates. Already in 2004, our investment in securities issued by French conglomerate Alstom provided strong short-term performance for the Fund.

Since our first report to shareholders in September 2003, merger and acquisition activity increased, resulting in greater gross risk arbitrage exposure from 1.1% of total net assets since our September 2003 report to about 10% on March 31, 2004. Although risk arbitrage returns are generally relatively low given the current interest rate environment, we found a number of situations that we believe offer attractive return potential given our assessment of risk associated with the transactions.

Special situation value investments often, though not always, arise as a corollary to our distressed investment activities. They may include private equity, mezzanine or other debt financings or other undervalued investments we identified in our distressed analysis process. Recent examples include common shares of Reliant Resources and Allegheny Energy, each of which were significant contributors to overall Fund returns during the period under review.

The Fund's positive performance during the period under review was largely driven by investments in global merchant power and cable companies, both of which experienced widespread financial and operational distress in the past couple years. Fund investments in debt securities of U.S. cable operator Adelphia Communications were the most profitable position during the period, with securities of cable companies Telewest Communications in the U.K. and the aforementioned NTL in the U.S. also contributing significantly to performance. In the power sector, investments in NRG Energy, Reliant Resources, AES Drax and Allegheny Energy

[SIDEBAR]

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 3/31/04

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Fixed Income                                                               39.8%

Equity                                                                     37.4%

Short-Term & Other Investments & Other Net Assets                          22.8%


                                                               Annual Report | 5
positively impacted Fund performance, as we mentioned earlier. Losses in debt securities issued by Air Canada, Calpine and Eurotunnel during the reporting period partially offset the Fund's gains.

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                         /s/ Michael J. Embler

                                        Michael J. Embler
                                        Portfolio Manager


[PHOTO OMITTED]                         /s/ David J. Winters

                                        David J. Winters, CFA
                                        Portfolio Manager

                                        Franklin Mutual Recovery Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 3/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses for each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------
CLASS A                                                  CHANGE      3/31/04       11/3/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$0.81      $11.91        $11.10
------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/3/03-3/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.0094
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0416
------------------------------------------------------------------------------------------
   Total                                 $0.0510
------------------------------------------------------------------------------------------
CLASS B                                                  CHANGE      3/31/04       11/3/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$0.79      $11.89        $11.10
------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/3/03-3/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.0056
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0416
------------------------------------------------------------------------------------------
   Total                                 $0.0472
------------------------------------------------------------------------------------------
CLASS C                                                  CHANGE      3/31/04       11/3/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$0.79      $11.89        $11.10
------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/3/03-3/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.0038
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0416
------------------------------------------------------------------------------------------
   Total                                 $0.0454
------------------------------------------------------------------------------------------
ADVISOR CLASS                                            CHANGE      3/31/04       6/2/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.92      $11.92        $10.00
------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/2/03-3/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.0131
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0416
------------------------------------------------------------------------------------------
   Total                                 $0.0547
------------------------------------------------------------------------------------------


         Annual Report | Past performance does not guarantee future results. | 7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                                      INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                            7.77%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                                             1.57%
--------------------------------------------------------------------------------
Value of $10,000(3)                                                $10,157
--------------------------------------------------------------------------------
CLASS B                                                      INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                            7.55%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                                             3.55%
--------------------------------------------------------------------------------
Value of $10,000(3)                                                $10,355
--------------------------------------------------------------------------------
CLASS C                                                      INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                            7.54%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                                             6.54%
--------------------------------------------------------------------------------
Value of $10,000(3)                                                $10,654
--------------------------------------------------------------------------------
ADVISOR CLASS                                                INCEPTION (6/2/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                           19.76%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                                            19.76%
--------------------------------------------------------------------------------
Value of $10,000(3)                                                $11,976
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes price appreciation/depreciation only. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

      ADVISOR CLASS (6/2/03-3/31/04)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                        MUTUAL RECOVERY          BLOOMBERG/EFFAS
                         FUND - ADVISOR          US GOV 3-5 YEAR       EFFAS US
   DATE                      CLASS             TOTAL RETURN INDEX         GOV
   ----                      -----             ------------------
 6/2/2003                   $10,000                  $10,000
 6/31/2003                  $10,120                  $ 9,993          -0.067413%
 7/31/2003                  $10,190                  $ 9,748          -2.453866%
 8/31/2003                  $10,340                  $ 9,718          -0.311432%
 9/30/2003                  $10,630                  $ 9,980           2.697581%
10/31/2003                  $11,070                  $ 9,861          -1.194583%
11/30/2003                  $11,370                  $ 9,843          -0.178486%
12/31/2003                  $11,795                  $ 9,944           1.027786%
 1/31/2004                  $11,976                  $ 9,998           0.543243%
 2/29/2004                  $12,127                  $10,112           1.137181%
 3/31/2004                  $11,976                  $10,206           0.930657%

*     Figures reflect 0% sales charge for the ADV class

[SIDEBAR]

AGGREGATE TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                            3/31/04
--------------------------------------------------------------------------------
Since Inception (6/2/03)                                                  19.76%
--------------------------------------------------------------------------------


         Annual Report | Past performance does not guarantee future results. | 9

ENDNOTES

THE FUND IS NON-DIVERSIFIED, WHICH MEANS IT CAN BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL AND REGULATORY CHANGES. THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO SHORT STOCKS. IT MAY NOT BE ABLE TO COVER A SHORT POSITION AT ANY PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES. HOWEVER, IN UNUSUAL CIRCUMSTANCES, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment since inception and does not include a sales charge.

(2) Aggregate total return represents the change in value of an investment since inception and includes any current, applicable, maximum sales charge. Since these shares have existed for less than one year, average annual total returns are not provided.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund since inception and include any current, applicable, maximum sales charge.

(4) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market.


10 | Past performance does not guarantee future results. | Annual Report

THE FUND'S REPURCHASE OFFERS

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 10/1/03 THROUGH 4/30/04

--------------------------------------------------------------------------------
   REPURCHASE           REPURCHASE          % OF SHARES           SHARES
REQUEST DEADLINE       OFFER AMOUNT          TENDERED*           TENDERED*
--------------------------------------------------------------------------------
    10/01/03               10%                0.180%             4,448.718
--------------------------------------------------------------------------------
    01/03/04               10%                3.319%            99,165.731
--------------------------------------------------------------------------------
    04/01/04               10%                0.808%            59,989.692
--------------------------------------------------------------------------------

* In connection with the repurchase offers, due to the limited number of shares tendered, the Fund did not have to consider whether to repurchase an additional amount of shares, not in excess of 2% of the shares outstanding, and did not need to repurchase any shares on a pro rata basis as described in the Prospectus and Repurchase Offer/Request Form.


                                                              Annual Report | 11

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL HIGHLIGHTS

                                                                                           -----------------
                                                                                              YEAR ENDED
CLASS A                                                                                    MARCH 31, 2004(d)
                                                                                           -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................................................        $    11.10
                                                                                              ----------
Income from investment operations:

   Net investment income (loss)(a) ...................................................              (.04)

   Net realized and unrealized gains (losses) ........................................               .90
                                                                                              ----------
Total from investment operations .....................................................               .86
                                                                                              ----------
Less distributions from:

   Net investment income .............................................................              (.01)

   Net realized gains ................................................................              (.04)
                                                                                              ----------
Total distributions ..................................................................              (.05)
                                                                                              ----------
Net asset value, end of period .......................................................        $    11.91
                                                                                              ==========

Total return(b) ......................................................................              7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................................................        $   24,225

Ratios to average net assets:*

   Expenses(c) .......................................................................              3.45%(e)

   Net investment income (loss) ......................................................             (.89)%(e)

Portfolio turnover rate ..............................................................            129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ..........................................................................              3.36%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period November 3, 2003 (inception date) to March 31, 2004.

(e)   Annualized.


12 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                                           -----------------
                                                                                              YEAR ENDED
CLASS B                                                                                    MARCH 31, 2004(d)
                                                                                           -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................................................        $    11.10
                                                                                              ----------
Income from investment operations:

   Net investment income (loss)(a) ...................................................              (.07)

   Net realized and unrealized gains (losses) ........................................               .91
                                                                                              ----------
Total from investment operations .....................................................               .84
                                                                                              ----------
Less distributions from:

   Net investment income .............................................................              (.01)

   Net realized gains ................................................................              (.04)
                                                                                              ----------
Total distributions ..................................................................              (.05)
                                                                                              ----------
Net asset value, end of period .......................................................        $    11.89
                                                                                              ==========

Total return(b) ......................................................................              7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................................................        $    1,892

Ratios to average net assets:*

   Expenses(c) .......................................................................              4.10%(e)

   Net investment income (loss) ......................................................            (1.47)%(e)

Portfolio turnover rate ..............................................................            129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ..........................................................................              4.00%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period November 3, 2003 (inception date) to March 31, 2004.

(e)   Annualized.


                                                              Annual Report | 13

FRANKLIN MUTUAL RECOVERY FUND

                                                                                           -----------------
                                                                                              YEAR ENDED
CLASS C                                                                                    MARCH 31, 2004(d)
                                                                                           -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................................................        $    11.10
                                                                                              ----------
Income from investment operations:

   Net investment income (loss)(a) ...................................................              (.07)

   Net realized and unrealized gains (losses) ........................................               .91
                                                                                              ----------
Total from investment operations .....................................................               .84
                                                                                              ----------
Less distributions from:

   Net investment income .............................................................              (.01)

   Net realized gains ................................................................              (.04)
                                                                                              ----------
Total distributions ..................................................................              (.05)
                                                                                              ----------
Net asset value, end of period .......................................................        $    11.89
                                                                                              ==========

Total return(b) ......................................................................              7.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................................................        $   16,887

Ratios to average net assets:*

   Expenses(c) .......................................................................              4.10%(e)

   Net investment income (loss) ......................................................            (1.52)%(e)

Portfolio turnover rate ..............................................................            129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ..........................................................................              4.02%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period November 3, 2003 (inception date) to March 31, 2004.

(e)   Annualized.


14 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                                           -----------------
                                                                                              YEAR ENDED
ADVISOR CLASS                                                                              MARCH 31, 2004(d)
                                                                                           -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................................................        $    10.00
                                                                                              ----------
Income from investment operations:

   Net investment income (loss)(a) ...................................................              (.09)

   Net realized and unrealized gains (losses) ........................................              2.06
                                                                                              ----------
Total from investment operations .....................................................              1.97
                                                                                              ----------
Less distributions from:

   Net investment income .............................................................              (.01)

   Net realized gains ................................................................              (.04)
                                                                                              ----------
Total distributions ..................................................................              (.05)
                                                                                              ----------
Net asset value, end of period .......................................................        $    11.92
                                                                                              ==========

Total return(b) ......................................................................             19.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................................................        $   45,854

Ratios to average net assets:*

   Expenses(c) .......................................................................              3.10%(e)

   Net investment income (loss) ......................................................            (1.01)%(e)

Portfolio turnover rate ..............................................................            129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ..........................................................................              3.01%(e)

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period June 2, 2003 (inception date) to March 31, 2004.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 15

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF INVESTMENTS, MARCH 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 37.8%
            COMMERCIAL BANKS 2.7%
            Bank Mutual Corp. ..................................................    United States         95,300       $  1,066,407
            Bank One Corp. .....................................................    United States          6,200            338,024
    (a),(b) Elephant Capital Holdings Ltd. .....................................        Japan                283            349,011
            Fleet Boston Financial Corp. .......................................    United States         14,500            651,050
                                                                                                                       ------------
                                                                                                                          2,404,492
                                                                                                                       ------------

            COMMUNICATIONS EQUIPMENT .5%
        (a) NetScreen Technologies Inc. ........................................    United States         11,400            415,302
                                                                                                                       ------------

            DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
(a),(b),(c) AboveNet Inc. ......................................................    United States         39,586            948,615
        (c) AboveNet Inc., Contingent Distribution .............................    United States      2,387,000                 --
                                                                                                                       ------------
                                                                                                                            948,615
                                                                                                                       ------------

            ELECTRIC UTILITIES 3.4%
        (a) Allegheny Energy Inc. ..............................................    United States        183,200          2,511,672
            Texas Genco Holdings ...............................................    United States         14,300            511,225
                                                                                                                       ------------
                                                                                                                          3,022,897
                                                                                                                       ------------

            HEALTH CARE PROVIDERS & SERVICES 2.8%
    (a),(c) Kindred Healthcare Inc. .............................................    United States         51,900          2,480,041
                                                                                                                       ------------

            INSURANCE 1.9%
            John Hancock Financial Services Inc. ...............................    United States         39,600          1,730,124
                                                                                                                       ------------

            MEDIA 6.5%
        (a) Hollinger Inc. .....................................................        Canada           148,700            805,589
            Hollinger International Inc., A ....................................    United States         29,600            586,080
        (a) NTL Inc. ...........................................................    United States         54,200          3,222,190
    (a),(b) NTL Inc. ...........................................................    United States          7,320            413,415
            Walt Disney Co. ....................................................    United States         29,100            727,209
                                                                                                                       ------------
                                                                                                                          5,754,483
                                                                                                                       ------------

            METALS & MINING 2.7%
            Anglo American PLC .................................................    United Kingdom        99,700          2,376,558
                                                                                                                       ------------

            MULTI-UTILITIES & UNREGULATED POWER 7.3%
        (a) Calpine Corp. ......................................................    United States        328,500          1,534,095
        (a) NRG Energy Inc. ....................................................    United States        222,002          4,928,444
            NRG Energy Inc., Contingent Distribution ...........................    United States      3,097,515             47,529
                                                                                                                       ------------
                                                                                                                          6,510,068
                                                                                                                       ------------

            PHARMACEUTICALS 2.5%
            Aventis SA .........................................................        France            11,400            876,287
            Fujisawa Pharmaceutical Co. Ltd. ...................................        Japan             55,500          1,333,685
            Yamanouchi Pharmaceutical Co. Ltd. .................................        Japan                600             20,647
                                                                                                                       ------------
                                                                                                                          2,230,619
                                                                                                                       ------------


16 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            REAL ESTATE 1.0%
            Luminent Mortgage Capital Inc. .....................................    United States         51,812       $    733,140
            Luminent Mortgage Capital Inc., 144A ...............................    United States          9,300            131,595
                                                                                                                       ------------
                                                                                                                            864,735
                                                                                                                       ------------

            ROAD & RAIL
        (a) Laidlaw International Inc. .........................................    United States             29                421
                                                                                                                       ------------

            SOFTWARE .8%
        (a) Peoplesoft Inc. ....................................................    United States         41,200            761,788
                                                                                                                       ------------

            SPECIALTY RETAIL .5%
            Hollywood Entertainment Corp. ......................................    United States         22,000            298,320
        (a) Koninklijke Vendex .................................................     Netherlands           8,300            159,729
                                                                                                                       ------------
                                                                                                                            458,049
                                                                                                                       ------------

            TOBACCO 1.9%
            Imperial Tobacco Group PLC .........................................    United Kingdom        55,412          1,207,819
            R.J. Reynolds Tobacco Holdings Inc. ................................    United States          8,400            508,200
                                                                                                                       ------------
                                                                                                                          1,716,019
                                                                                                                       ------------

            WIRELESS TELECOMMUNICATION SERVICES 2.2%
        (a) AT&T Wireless Services Inc. ........................................    United States        140,100          1,906,761
                                                                                                                       ------------
            TOTAL COMMON STOCKS & OTHER EQUITY INTERESTS (COST $32,796,966)  ...                                         33,580,972
                                                                                                                       ------------

            PREFERRED STOCKS 3.0%
            ELECTRIC UTILITIES
        (a) Montana Power Co. 8.45%, pfd. ......................................    United States          1,020             10,200
                                                                                                                       ------------

            FOOD PRODUCTS .1%
            Unilever NV, pfd. ..................................................     Netherlands          16,300            100,155
                                                                                                                       ------------

            MEDIA 2.9%
            Hollinger Inc., cvt. pfd. ..........................................    United States        244,000          2,000,117
            News Corp. Ltd., ADR, pfd. .........................................      Australia           17,300            548,583
                                                                                                                       ------------
                                                                                                                          2,548,700
                                                                                                                       ------------
            TOTAL PREFERRED STOCKS (COST $2,560,162) ...........................                                          2,659,055
                                                                                                                       ------------

                                                                                                       ---------
                                                                                                       PRINCIPAL
                                                                                                       AMOUNT(d)
                                                                                                       ---------
            CORPORATE BONDS & NOTES 22.9%
            Calpine Generating Co., 144A, 10.25%, 4/01/11 ......................    United States     $1,683,000          1,603,057
            Eurotunnel PLC, 12/31/25 ...........................................    United Kingdom     3,582,800 GBP      3,555,737
            Eurotunnel SA, 12/31/25 ............................................        France         1,882,100 EUR      1,248,966
            Guadalupe Power Partners LP,
              Debt Service Reserve .............................................    United States        158,700            136,482
              Power Sale Agreement .............................................    United States        261,300            224,718
              Term Loan ........................................................    United States      2,007,400          1,726,364
            HealthSouth Corp., senior note, 7.625%, 6/01/12 ....................    United States      4,168,000          4,115,900


                                                              Annual Report | 17

FRANKLIN MUTUAL RECOVERY FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS & NOTES (CONT.)
            Levi Strauss & Co.,
              senior note, 11.625%, 1/15/08 ....................................    United States          5,000 EUR   $      4,485
              senior note, 12.25%, 12/15/12 ....................................    United States        918,000            697,680
        (b) MP Finance Ltd., FRN, 6.16%, 8/28/07 ...............................        Japan            809,000            930,350
            Noteco Ltd., FRN, 3.213%, 6/30/25, Series B ........................    Jersey Islands       352,000 GBP        504,604
            Odessa-Ector Power Partners LP,
              Debt Service Reserve .............................................    United States        109,400             95,725
              Power Sale Agreement .............................................    United States        235,800            206,325
              Term Loan ........................................................    United States      2,024,000          1,771,000
            Reliant Energy Channelview LP Inc.,
              Revolver .........................................................    United States        151,600            113,700
              Term Loan ........................................................    United States      1,597,700          1,198,275
            Seton House Finance Ltd., zero cpn., 2/07/12 .......................    United Kingdom     5,782,000 EUR      1,662,679
            Teco Panda,
              Bank Claim #2 ....................................................    United States        699,300            472,028
              Debt Service Reserve L/C Loan ....................................    United States         40,100             27,068
              Project L/C Loan Facility ........................................    United States        100,300             67,703
                                                                                                                       ------------
            TOTAL CORPORATE BONDS & NOTES (COST $20,553,287) ...................                                         20,362,846
                                                                                                                       ------------

            BONDS & NOTES IN REORGANIZATION 16.9%
            Adelphia Communications Corp.,
              8.125%, 7/15/03 ..................................................    United States        950,000            897,750
              10.25%, 11/01/06 .................................................    United States        369,000            354,240
              9.375%, 11/15/09 .................................................    United States      1,307,000          1,284,128
              senior note, 9.25%, 10/01/02 .....................................    United States      1,987,000          1,877,715
              senior note, 7.875%, 5/01/09 .....................................    United States          6,000              5,580
              senior note, 10.875%, 10/01/10 ...................................    United States         75,000             73,125
              senior note, 10.25%, 6/15/11 .....................................    United States         66,000             66,330
            Air Canada Inc.,
              9.00%, 6/01/06 ...................................................        Canada            11,000 CAD          2,595
              10.00%, 6/01/06 ..................................................        Canada            12,000 EUR          4,866
              7.25%, 10/01/07 ..................................................        Canada            21,000 CAD          4,953
              6.75%, 2/02/49 ...................................................        Canada             6,000 CAD          1,392
              senior note, 10.25%, 3/15/11 .....................................        Canada         1,027,000            344,045
              CAD Revolver .....................................................        Canada           776,800 CAD        195,050
              JPY Revolver .....................................................        Canada         1,176,000 JPY          3,730
              USD Revolver .....................................................        Canada            49,000             16,170
              zero cpn., 7/31/05 ...............................................        Canada         1,363,655            456,824
            Century Communications Corp.,
              senior sub. note, 9.50%, 3/01/05 .................................    United States      1,595,000          1,674,750
              senior note, 8.875%, 1/15/07 .....................................    United States         15,000             15,694
              senior note, 8.75%, 10/01/07 .....................................    United States         29,000             29,906
              senior disc. note, B, zero cpn., 1/15/08 .........................    United States         51,000             31,684
            Mirant Corp.,
              Tranche C Revolver ...............................................    United States         11,009              6,330
              4 Year Revolver, 7/17/05 .........................................    United States        139,320            101,878
              364 Day Revolver .................................................    United States        209,100            118,142
            Owens Corning, Revolver ............................................    United States      5,621,900          4,188,316
            Telewest Communications PLC, 9.875%, 2/01/10 .......................    United Kingdom     1,290,000 GBP      1,315,818


18 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                       COUNTRY         AMOUNT(d)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            BONDS & NOTES IN REORGANIZATION (CONT.)
            WorldCom Inc.,
              7.875%, 5/15/03 ..................................................    United States     $   33,000       $     11,220
              6.40%, 8/15/05 ...................................................    United States        199,000             67,660
              7.375%, 1/15/06 ..................................................    United States         12,000              4,080
              8.00%, 5/15/06 ...................................................    United States         12,000              4,080
              6.95%, 8/15/28 ...................................................    United States      1,315,000            447,100
              8.25%, 5/15/31 ...................................................    United States      4,117,000          1,399,780
              senior sub. note, 7.75%, 4/01/07 .................................    United States         27,000              9,180
              144A, 7.375%, 1/15/11 ............................................    United States         12,000              4,080
                                                                                                                       ------------
            TOTAL BONDS & NOTES IN REORGANIZATION (COST $13,519,420) ...........                                         15,018,191
                                                                                                                       ------------
            GOVERNMENT AGENCIES 13.7%
        (e) Federal Home Loan Bank, 0.992% to 1.080%, with maturities to
              7/21/04 ..........................................................    United States      7,982,000          7,967,024
            Federal National Mortgage Association, 1.03%, 4/01/04 ..............    United States      4,200,000          4,200,000
                                                                                                                       ------------
            TOTAL GOVERNMENT AGENCIES (COST $12,165,431) .......................                                         12,167,024
                                                                                                                       ------------
            OTHER INVESTMENT 1.1%
        (h) AES Drax (A2/A3/Equity) ............................................    United Kingdom             1            981,575
                                                                                                                       ------------
            TOTAL OTHER INVESTMENT (COST $1,218,037) ...........................                                            981,575
                                                                                                                       ------------
            OPTIONS PURCHASED .1%
            Peoplesoft Inc., Apr. 20 Puts, 4/17/04 .............................    United States            432             71,280
                                                                                                                       ------------
            TOTAL OPTIONS PURCHASED (COST $37,235) .............................                                             71,280
                                                                                                                       ------------
            TOTAL INVESTMENTS (COST $82,850,538) 95.5% .........................                                         84,840,943
            OPTIONS WRITTEN ....................................................                                            (15,610)
            SECURITIES SOLD SHORT (3.5)% .......................................                                         (3,153,575)
            NET EQUITY IN FORWARD CONTRACTS (.1)% ..............................                                            (51,963)
            OTHER ASSETS, LESS LIABILITIES 8.1% ................................                                          7,237,985
                                                                                                                       ------------
            NET ASSETS 100.0% ..................................................                                       $ 88,857,780
                                                                                                                       ============

                                                                                    ------------------------------------------------
            OPTIONS WRITTEN                                                            COUNTRY          CONTRACTS          VALUE
                                                                                    ------------------------------------------------
            ISSUER
            MEDIA
        (f) Walt Disney Co., Apr. 27.50 Calls, 4/17/04 .........................    United States            137       $      1,370
        (f) Walt Disney Co., Apr. 27.50 Puts, 4/17/04 ..........................    United States             54             14,040
        (f) Walt Disney Co., Apr. 30.00 Calls, 4/17/04 .........................    United States             40                200
                                                                                                                       ------------
            TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $29,821) ..................                                       $     15,610
                                                                                                                       ------------

                                                                                    ------------------------------------------------
            SECURITIES SOLD SHORT 3.5% COUNTRY SHARES VALUE                            COUNTRY            SHARES           VALUE
                                                                                    ------------------------------------------------
            ISSUER
            CAPITAL MARKETS .4%
        (g) JP Morgan Chase & Co. ..............................................    United States          8,194       $    343,738
                                                                                                                       ------------

            COMMERCIAL BANKS .7%
        (g) Bank of America Corp. ..............................................    United States          8,113            656,991
                                                                                                                       ------------

            COMMUNICATIONS EQUIPMENT .4%
        (g) Juniper Networks Inc. ..............................................    United States         15,640            406,796
                                                                                                                       ------------


                                                              Annual Report | 19

FRANKLIN MUTUAL RECOVERY FUND

                                                                                    ------------------------------------------------
                                                                                       COUNTRY            SHARES           VALUE
                                                                                    ------------------------------------------------
            SECURITIES SOLD SHORT (CONT.)
            INSURANCE 2.0%
        (g) Manulife Financial Corp ............................................        Canada            47,000       $  1,746,050
                                                                                                                       ------------
            TOTAL SECURITIES SOLD SHORT (PROCEEDS $2,835,191) ..................                                       $  3,153,575
                                                                                                                       ============

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro |
GBP - British Pound | JPY - Japanese Yen

(a)   Non-income producing.

(b)   See Note 10 regarding restricted securities.

(c) A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) See Note 1(f) regarding securities segregated with broker for securities sold short.

(f)   See Note 1(e) regarding written options.

(g)   See Note 1(f) regarding securities sold short.

(h) Unit consists of Noteco Ltd., Floating Rate Note (FRN), 6.213% Y20/20, Series A2 (Principal Amount 479,000 GBP), Noteco Ltd. FRN, 6.213%, Y20/20, Series A3 (Principal Amount 89,000 GBP), and 89,000 shares of Drax Group Ltd., common.


20 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004

Assets:
  Investments in securities:
    Cost ......................................................................    $  82,850,538
                                                                                   =============
    Value (includes securities segregated with broker for securities sold
      short in the amount of $3,993,432) ......................................       84,840,943
Cash ..........................................................................        3,160,517
Foreign currency, at value (cost $910,732) ....................................          924,141
Receivables:
    Investment securities sold ................................................        9,692,521
    Capital shares sold .......................................................          761,719
    Dividends and interest ....................................................          372,247
  Unrealized gain on forward exchange contracts (Note 9) ......................           58,665
  Deposits with broker for securities sold short ..............................        6,029,456
  Due from broker - variation margin ..........................................           79,931
  Offering costs ..............................................................           15,987
                                                                                   -------------
        Total assets ..........................................................      105,936,127
                                                                                   -------------
Liabilities:
  Payables:
    Investment securities purchased ...........................................       13,547,283
    Affiliates ................................................................          174,314
Options written, at value (premiums received $29,821) .........................           15,610
Securities sold short, at value (proceeds $2,835,191) .........................        3,153,575
Unrealized loss on forward exchange contracts (Note 9) ........................          110,628
Other liabilities .............................................................           76,937
                                                                                   -------------
        Total liabilities .....................................................       17,078,347
                                                                                   -------------
          Net assets, at value ................................................    $  88,857,780
                                                                                   =============
Net assets consist of:
  Undistributed net investment income (loss) ..................................    $     (75,094)
  Net unrealized appreciation .................................................        1,647,696
  Accumulated net realized gain (loss) ........................................        4,348,988
  Capital shares ..............................................................       82,936,190
                                                                                   -------------
          Net assets, at value ................................................    $  88,857,780
                                                                                   =============


                                                              Annual Report | 21

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2004

CLASS A:
  Net assets, at value ..........................................    $24,225,495
                                                                     ===========
  Shares outstanding ............................................      2,034,139
                                                                     ===========
  Net asset value per share(a) ..................................    $     11.91
                                                                     ===========
  Maximum offering price per share (Net asset value/94.25%) .....    $     12.64
                                                                     ===========
CLASS B:
  Net assets, at value ..........................................    $ 1,891,792
                                                                     ===========
  Shares outstanding ............................................        159,120
                                                                     ===========
  Net asset value and maximum offering price per share(a) .......    $     11.89
                                                                     ===========
CLASS C:
  Net assets, at value ..........................................    $16,886,887
                                                                     ===========
  Shares outstanding ............................................      1,419,849
                                                                     ===========
  Net asset value and maximum offering price per share(a) .......    $     11.89
                                                                     ===========
ADVISOR CLASS:
  Net assets, at value ..........................................    $45,853,606
                                                                     ===========
  Shares outstanding ............................................      3,846,887
                                                                     ===========
  Net asset value and maximum offering price per share ..........    $     11.92
                                                                     ===========

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


22 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF OPERATIONS
for the period June 2, 2003 to March 31, 2004

Investment income:
  (Net of foreign taxes of $8,727)
  Dividends - Unaffiliated issuers .............................................    $   164,251
  Interest - Unaffiliated issuers ..............................................        618,021
                                                                                    -----------
        Total investment income ................................................        782,272
Expenses:
  Management fees (Note 4) .....................................................        529,453
  Administrative fees (Note 4) .................................................         70,594
  Distribution fees (Note 4)
    Class A ....................................................................         21,140
    Class B ....................................................................          3,948
    Class C ....................................................................         41,340
  Transfer agent fees (Note 4) .................................................         58,600
  Custodian fees ...............................................................          3,300
  Reports to shareholders ......................................................         25,100
  Registration and filing fees .................................................         88,400
  Amortization of offering costs (Note 1k) .....................................         78,780
  Professional fees ............................................................        163,853
  Directors' fees and expenses .................................................         39,100
  Dividends on securities sold short ...........................................         27,384
  Other ........................................................................          3,000
                                                                                    -----------
        Total expenses .........................................................      1,153,992
                                                                                    -----------
        Expenses paid indirectly (Note 5) ......................................           (668)
                                                                                    -----------
          Net expenses .........................................................      1,153,324
          Net investment income (loss) .........................................       (371,052)
                                                                                    -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ................................................................      4,770,934
    Written options (Note 1e) ..................................................         10,049
    Securities sold short (Note 1f) ............................................        468,934
    Foreign currency transactions ..............................................       (438,447)
                                                                                    -----------
          Net realized gain (loss) .............................................      4,811,470
  Net unrealized appreciation (depreciation) on:
    Investments ................................................................      1,755,894
    Translation of assets and liabilities denominated in foreign currencies ....       (108,198)
                                                                                    -----------
          Net unrealized appreciation (depreciation) ...........................      1,647,696
                                                                                    -----------
Net realized and unrealized gain (loss) ........................................      6,459,166
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations ................    $ 6,088,114
                                                                                    ===========


                         Annual Report | See notes to financial statements. | 23

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF CHANGES IN NET ASSETS
for the period ended March 31, 2004

                                                                                           ------------
                                                                                               2004
                                                                                           ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................................................      $   (371,052)
    Net realized gain (loss) from investments, written options, securities sold
      short, and foreign currency transactions ......................................         4,811,470
    Net unrealized appreciation (depreciation) on investments and translation
      of assets and liabilities denominated in foreign currencies ...................         1,647,696
                                                                                           ------------
          Net increase (decrease) in net assets resulting from operations ...........         6,088,114
  Distributions to shareholders from:
    Net investment income:
      Class A .......................................................................            (9,821)
      Class B .......................................................................              (276)
      Class C .......................................................................            (2,626)
      Advisor Class .................................................................           (37,916)
    Net realized gains:
      Class A .......................................................................           (43,466)
      Class B .......................................................................            (2,050)
      Class C .......................................................................           (28,745)
      Advisor Class .................................................................          (120,405)
                                                                                           ------------
    Total distributions to shareholders .............................................          (245,305)
    Capital share transactions (Note 3):
      Class A .......................................................................        23,614,182
      Class B .......................................................................         1,858,573
      Class C .......................................................................        16,517,110
      Advisor Class .................................................................        40,925,106
                                                                                           ------------
    Total capital share transactions ................................................        82,914,971
          Net increase (decrease) in net assets .....................................        88,757,780
Net assets:
  Beginning of period ...............................................................           100,000
                                                                                           ------------
  End of period .....................................................................      $ 88,857,780
                                                                                           ============
Undistributed net investment income (loss) included in net assets:
  End of period .....................................................................      $    (75,094)
                                                                                           ============


24 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company. The Fund seeks to achieve superior risk adjusted returns with a low correlation to U.S. equity markets by investing in bankruptcy and distressed companies, risk arbitrage and undervalued stocks. The Fund may take long and short positions. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Directors. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value as determined following procedures approved by the Board of Directors. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


                                                              Annual Report | 25

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or a sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


26 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 27

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

j. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

k. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

2. TENDER OF SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Directors, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the tender offer expiration date.

3. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective November 3, 2003, the Fund began offering three new classes of shares: Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, and voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                     --------------------------
                                                             YEAR ENDED
                                                           MARCH 31, 2004
                                                     --------------------------
                                                        SHARES         AMOUNT
                                                     --------------------------
CLASS A SHARES:(a)
  Shares sold .....................................   2,030,322     $23,570,034
  Shares issued in reinvestment of distributions ..       3,990          46,243
  Shares redeemed .................................        (173)         (2,095)
                                                     --------------------------
  Net increase (decrease) .........................   2,034,139     $23,614,182
                                                     ==========================
CLASS B SHARES:(a)
  Shares sold .....................................     158,934     $ 1,856,425
  Shares issued in reinvestment of distributions ..         187           2,163
  Shares redeemed .................................          (1)            (15)
                                                     --------------------------
  Net increase (decrease) .........................     159,120     $ 1,858,573
                                                     ==========================


28 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

3. CAPITAL STOCK (CONTINUED)

                                                     --------------------------
                                                             YEAR ENDED
                                                           MARCH 31, 2004
                                                     --------------------------
                                                        SHARES         AMOUNT
                                                     --------------------------
CLASS C SHARES:(a)
  Shares sold .....................................   1,418,164     $16,497,578
  Shares issued in reinvestment of distributions ..       1,693          19,622
  Shares redeemed .................................          (8)            (90)
                                                     --------------------------
  Net increase (decrease) .........................   1,419,849     $16,517,110
                                                     ==========================
ADVISOR CLASS SHARES:(b)
  Shares sold .....................................   3,933,678     $42,065,946
  Shares issued in reinvestment of distributions ..       8,577          99,402
  Shares redeemed .................................    (105,368)     (1,240,242)
                                                     --------------------------
  Net increase (decrease) .........................   3,836,887     $40,925,106
                                                     ==========================

(a)   For the period November 3, 2003 (inception date) to March 31, 2004.

(b)   For the period June 2, 2003 (inception date) to March 31, 2004.

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

-------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. After June 2, 2004, the Base Fee will be adjusted, on a monthly basis either (i) upward at the rate of 0.01% for each 0.05% that the investment performance of the Fund exceeds the sum of 1.00% plus the investment record of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (the "Index") for the past 12 months, or (ii) downward at the rate of 0.01% for each 0.05% that the record of the Index less 1.00% exceeds the investment performance of the Fund for the past 12 months. The maximum or minimum fee adjustment if any, will be at an annual rate of 1.00% of the average daily net assets of the Fund for the performance period. Therefore, the maximum annual fee payable to Franklin Mutual will be 2.50% of average daily net assets and the minimum annual fee will be 0.50%.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets of the Fund.

The Fund pays a transfer agent fee to Investor services of .15% per year of the average daily net assets of the Fund.

The Fund paid transfer agent fees of $58,600, of which $56,920 was paid to Investor Services.


                                                              Annual Report | 29

FRANKLIN MUTUAL RECOVERY FUND

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Distributors has advised the Fund it received net commissions from sales of the Fund's shares of $55,477.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

At March 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................................    $ 82,892,624
                                                                   ------------
Unrealized appreciation .......................................    $  4,881,259
Unrealized depreciation .......................................      (2,932,940)
                                                                   ------------
Net unrealized appreciation (depreciation) ....................    $  1,948,319
                                                                   ============
Distributable earnings - undistributed ordinary income ........    $  4,630,945
                                                                   ============

The tax character of distributions paid during the period ended March 31, 2004 was as follows:

                                                               --------
                                                                 2004
                                                               --------
Distributions paid from--
  Ordinary income ...........................................  $245,305

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of defaulted securities, dividends on securities sold short, bond discounts and premiums, offering costs, and organizational costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of defaulted securities, wash sales, foreign currency transactions, dividends on securities sold short and bond discounts and premiums.

At March 31, 2004 the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2003, of $176,671 and $109,690, respectively. For tax purposes such losses will be reflected in the year ending March 31, 2005.


30 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended March 31, 2004, aggregated $114,084,834 and $40,923,547, respectively.

Transactions in options written during the period ended March 31, 2004 were as follows:

                                                         ----------------------
                                                         NUMBER OF
                                                         CONTRACTS      PREMIUM
                                                         ----------------------
Options written .....................................     21,051       $ 63,460
Options expired .....................................    (10,382)        (8,865)
Options terminated in closing
  transactions ......................................        (30)        (7,139)
Options exercised ...................................    (10,408)       (17,635)
                                                         ----------------------
Options outstanding at
  March 31, 2004 ....................................        231       $ 29,821
                                                         ======================

8. SYNTHETIC EQUITY SWAPS

As of March 31, 2004, the Franklin Mutual Recovery Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------
                                             NUMBER OF               UNREALIZED
CONTRACTS TO BUY .........................   CONTRACTS     VALUE     GAIN (LOSS)
--------------------------------------------------------------------------------
Aventis SA (60.20 - 62.30 EUR) ...........     6,116    $  470,120    $ 10,869
Axa SA (15.87 - 17.83 EUR) ...............    94,422     1,850,752     (44,253)
                                                                      --------
Total contracts to buy ...................                            $(33,384)
                                                                      ========

--------------------------------------------------------------------------------
                                             NUMBER OF               UNREALIZED
CONTRACTS TO SELL ........................   CONTRACTS     VALUE     GAIN (LOSS)
--------------------------------------------------------------------------------
Axa SA (16.50 - 19.07 EUR) ...............    92,919    $1,938,905    $ 63,781
Sanofi Synthelabo SA (55.12 - 56.90 EUR) .    12,678       828,072      39,268
Total contracts to sell ..................                             103,049
                                                                      --------
Net unrealized gain (loss) ...............                            $ 69,665
                                                                      ========

9. FORWARD EXCHANGE CONTRACTS

At March 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

------------------------------------------------------------------------------------------
                                                 IN          SETTLEMENT        UNREALIZED
CONTRACTS TO SELL:                          EXCHANGE FOR        DATE           GAIN/(LOSS)
------------------------------------------------------------------------------------------
 1,215,514   Euro ..................    U.S. $1,519,393       5/24/04     U.S. $   27,748
   750,000   Euro ..................            949,500       8/23/04              30,917
                                             ==========                        ==========
                                        U.S. $2,468,893                            58,665
                                             ==========                        ==========

Unrealized gain on forward exchange contracts                             U.S. $   58,665
                                                                               ==========


                                                              Annual Report | 31

FRANKLIN MUTUAL RECOVERY FUND

9. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------
                                                 IN          SETTLEMENT        UNREALIZED
CONTRACTS TO SELL:                          EXCHANGE FOR        DATE           GAIN/(LOSS)
------------------------------------------------------------------------------------------
 4,328,696   British Pounds ........    U.S. $7,849,340       4/20/04     U.S. $  (91,909)
77,853,712   Japanese Yen ..........            731,601       6/24/04             (18,719)
                                             ==========                        ==========
                                        U.S. $8,580,941                          (110,628)
                                             ==========                        ==========
Unrealized loss on forward exchange contracts ........................           (110,628)
                                                                               ----------
  Net unrealized loss on forward exchange contracts ..................    U.S. $  (51,963)
                                                                               ==========

10. RESTRICTED SECURITIES

At March 31, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At March 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
NUMBER OF
SHARES OR
PRINCIPAL                                                     ACQUISITION
AMOUNT         ISSUER                                            DATE           COST          VALUE
-----------------------------------------------------------------------------------------------------
   39,586      AboveNet, Inc. ............................      9/03/03      $1,511,610    $  948,615
    7,320      NTL Inc. ..................................     11/18/03         343,563       413,415
      283      Elephant Capital Holdings Ltd. ............     10/22/03         282,600       349,011
  809,000      MP Finance Ltd., FRN, 6.16%, 8/28/07 ......      8/29/03         794,815       930,350
                                                                                           ----------
TOTAL RESTRICTED SECURITIES (2.96% OF NET ASSETS) ........                                 $2,641,391
                                                                                           ==========

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.


32 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

11. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against an affiliate of the Fund's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.


                                                              Annual Report | 33

FRANKLIN MUTUAL RECOVERY FUND

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or its shareholders whole, as appropriate.


34 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF MUTUAL RECOVERY FUND

We have audited the accompanying statements of assets and liabilities, including the statement of investments, of the Mutual Recovery Fund as of March 31, 2004 and the related statements of operations and the statements of changes in net assets for the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements and financial highlights. Our procedures included confirmation of securities owned at March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Recovery Fund as of March 31, 2004, the results of its operations and the changes in its net assets for the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
May 11, 2004


                                                              Annual Report | 35

FRANKLIN MUTUAL RECOVERY FUND

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $130,376 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 22.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended 2004.


36 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (62)     Trustee           Since 2003    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY Vice
Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (45)             Trustee           Since 2003    7                         Independent Director, SLM
51 John F. Kennedy Parkway                                                                 Corporation (Sallie Mae); and
Short Hills, NJ 07078-2715                                                                 Allied Capital Corporation (financial
                                                                                           services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (74)         Trustee           Since 2003    12                        Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                                 Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2715                                                                 International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (74)         Trustee           Since 2003    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry
Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (74)            Trustee           Since 2003    28                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (73)           Trustee           Since 2003    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (78)               Trustee           Since 2003    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (58)              Trustee           Since 2003    7                         Director, El Oro and Exploration Co.,
51 John F. Kennedy Parkway                                                                 p.l.c., FORMERLY, Director, El Oro
Short Hills, NJ 07078-2715                                                                 Mining and Exploration Company,
                                                                                           p.l.c and The Exploration Company,
                                                                                           p.l.c., (until 2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)        Trustee           Since 2003    18                        None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (64)           Trustee           Since 2003    7                         Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                (consumer products) and Merck
New York, NY 10020-2302                                                                    & Co. Inc. (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (41)          Trustee,          Since 2003    7                         None
51 John F. Kennedy Parkway       President,
Short Hills, NJ 07078-2715       Chairman of
                                 the Board
                                 and Chief
                                 Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (56)            Senior Vice       Since 2003    Not Applicable            None
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (56)               Vice President    Since 2003    Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (56)            Vice President    Since 2003    Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DIOMEDES LOO-TAM (65)            Treasurer and     Since         Not Applicable            None
One Franklin Parkway             Chief Financial   March 2004
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and
Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (66)           Vice President    Since 2003    Not Applicable            Director, FTI Banque, Arch
600 Fifth Avenue                 - AML                                                     Chemicals, Inc. and Lingnan
Rockefeller Center               Compliance                                                Foundation.
New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (66)           Vice President    Since 2003    Not Applicable            None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


40 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


                                                              Annual Report | 41

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

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

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

LITERATURE REQUEST

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5,6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Money Fund(5,6)
Franklin Short-Intermediate U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)
Tax-Exempt Money Fund(5,6)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC(7)
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders as well as select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

David J. Winters, CFA

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

070 A2004 05/04

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Anne Torre Grant and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The inception date for this registrant was June 2, 2003, information for item 4 is only provided for fiscal year ended March 31, 2004.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $17,519 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $12,750 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $19,250 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included valuation services.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $32,000 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of Auditors. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management & director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS N/A

9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004


By /s/Diomedes Loo-Tam
Chief Financial Officer
Date    May 11, 2004